FAIR VALUE MEASUREMENT	12 Months Ended
Sep. 30, 2013
FAIR VALUE MEASUREMENT
11.	FAIR VALUE MEASUREMENT

The Group’s financial instruments consist of cash equivalents, term deposits, restricted cash, accounts receivable, other current assets, and other current liabilities. The carrying amounts of these instruments approximate their fair values due to their short-term maturity.

The Group reviews goodwill for impairment annually or more frequently if events or changes in circumstances indicate the possibility of impairment. For the continuing operations, other intangible assets, purchased call options and other long-lived assets are measured at fair value on a nonrecurring basis when there is an indicator of impairment, and they are recorded at fair value only when impairment is recognized. For discontinued operations, long-lived assets are measured at the lower of carrying amount or fair value less cost to sell. The fair value of these assets were determined using models with significant unobservable inputs which were classified as Level 3 inputs, primarily the discounted future cash flow.

In the year ended September 30, 2011, the purchased call options acquired with the acquisitions of Zhengbao Yucai and Champion Xinlixiang were impaired by US$1,115 and US$201 to write them down to zero, because the Group acquired the additional 40% equity interest of Zhengbao Yucai and Champion Xinlixiang, respectively, in 2011 with no consideration (See Note 3).

Due to continuous loss, on September 27, 2011, the Company decided to discontinue operations of Gaokao retake business, and put the related assets and business up for sale. As a result, goodwill related to Gaokao retake business was impaired by US$758 and written down to zero in the year ended September 30, 2011 (See Note 4). In addition, measured at the lower of carrying amount or fair value less cost to sell, the property, plant and equipment, and non-compete agreement of Gaokao retake business were impaired by US$973 and US$332 during the year ended September 30, 2011, respectively.